Marketable Securities	12 Months Ended
Dec. 31, 2025
Investments, Debt and Equity Securities [Abstract]
Marketable Securities

Note 6. Marketable Securities

The Company holds 200,000 shares of common stock of Adapti, Inc, an entity majority owned by the Company’s Chief Executive Officer, ticker ADTI, OTC Markets, as of December 31, 2025 and 2024. The Company accounts for these securities based on quoted market prices, with changes in fair value recognized in earnings. As a result, the Company recorded an unrealized loss of $413,188 and an unrealized gain of $165,275 for the years ended December 31, 2025 and 2024, respectively. As of December 31, 2025 and 2024, the fair value of the Company’s marketable securities was $247,913 and $661,101, respectively.